SEQUOIA FUND, INC.
ANNUAL REPORT
December 31, 1997

                    LETTER FROM THE CHAIRMAN

Dear Shareholder:

         Sequoia Fund's results for the fourth quarter and full

year 1997 are shown below with the comparable results for the leading market indexes:

                   Sequoia        Dow Jones      Standard &
1997               Fund           Industrials    Poor's 500
                   -------        -----------    ----------

Fourth Quarter     +10.5%            -0-%          +2.9%
Year                43.2             24.9          33.4

         1997 proved to be a vintage year for Sequoia in absolute

and relative terms.  The powerful 33% move in the overall market,

as measured by the S&P 500 Index, can be accounted for in part by strong economic growth, high levels of corporate profitability and lower interest rates, but the forces of psychological

momentum provided by profoundly optimistic buyers was also

important fuel.  Sequoia's gain of 43% reflects the same

underlying factors, although we do take some pride in believing that our portfolio companies --  which we think in general have superior managements and economic characteristics -- deserve to do better than the average company and, in aggregate, outperform the market over the long term.  We hasten to add that these

performance numbers vastly exceeded the expectations we had at the beginning of 1997.  In fact, we caution you that in our

judgment, much of last year's appreciation in stock values -- both in the market and in our portfolio -- was effectively borrowed from future years' performance.

         As long term holders of Sequoia know, its managers tend

to avoid direct technology investments because it is difficult for us to assess economic values in the face of rapidly changing competitive dynamics.  While a Coke in 1933 was the same as a

Coke today, computer chips can change dramatically in one year's time.  Despite our earnest efforts, three of the four undersigned can be dangerous to a personal computer's health.  We still use the back of an envelope for most of the calculations we consider important in security analysis.  However, the identity of the fourth will become apparent when we tell you that she buys all of her books "on-line" at www.amazon.com.  Another of our

colleagues, irritated at the time-consuming prospect of braving midtown Manhattan traffic in order to go to a West Side lumber yard to select crown moldings for his new apartment, searched

"the Net" in the comfort of his home and found and ordered

exactly what he wanted from a lumber distributor in Montana!  We read that mammoth retail stock brokerage firms, surprised at the popularity and rapid growth of "on-line" retail stock trading offered by no-name industry upstarts, are now scrambling to

develop competing products.  Recent research by The Amos Tuck

School at Dartmouth College indicates that almost 70% of their alumni graduating since 1970 today have e-mail addresses and regularly communicate by e-mail.

         We'd like to cite two more anecdotes.  Our firm's

research librarian mentioned to us that she reads The Washington

Post on the Internet at no cost.  As fans and indirect

shareholders of The Washington Post Company, we wish she would send the company a voluntary contribution in lieu of her

subscription fee, but the management shouldn't expect it.  A recent Forbes carried an article citing Hewlett Packard's

acquisition of VeriFone as a first step in developing a cash-

equivalent Internet-based technology able to bypass banks' ATM networks.  Sequoia has over $600 million invested in banks which in turn have significant investments in ATM networks, currently an important and valuable part of their proprietary distribution mechanisms.  What is going on here?

         We may not be rocket scientists, but we sense the

arrival of a long-predicted development:  the use of the Internet as an instrument of profound change in the way the world works.

With the explosive growth of the Internet, the means are now available to change the way many industries are structured and almost every business is run.  Within five to ten years, we

expect that this sea change will have affected the financial results of a significant slice of world industry.

         The Internet is highly effective in providing access to

all of the pertinent information on a subject when the details are otherwise cumbersome to assemble.  As the profitability of any number of industries today is a function of the high cost of gathering information, the Internet's ability to dramatically reduce that cost has tremendous profit-wrecking potential.  For example, one can now get competitive quotes for automobiles and auto insurance from many sources in less time than it would

formerly have taken to visit a single dealer or call on a single insurance agent.  Check out Progressive (www.progressive.com) and

Berkshire's Geico subsidiary (www.geico.com) before you purchase your next auto insurance policy.

         Another major breakthrough will occur over time in

telephony.  The technology now exists to permit short or long distance calls at virtually no cost over the Internet.  Whither the hundreds of billions in telephone infrastructure we now have?

The transmission of movies with sound from the Internet to your

TV is now technically feasible; the improved modem speeds

required are probably just a matter of time.  The list of

possible effects is endless.  We know the questions to ask but we certainly don't know the answers to the way this electronic world will affect corporate earnings and, thus, stock valuations.  We do know that we certainly must focus on these matters as long term investors.

         Probably unique among mutual fund shareholders, holders

of each fifteen shares of Sequoia can now claim that "Warren

Buffett bought me one ounce of silver in the last six months."

Mr. Buffett's recent highly publicized silver investment is a fascinating, if modest, example of the manifold attractions of our major position in Berkshire Hathaway. Buffett continually amazes by thinking and acting "outside the box".  Berkshire's recent silver purchases further illustrate the enormous economic diversification that our so-called concentrated holding in

Berkshire brings to our portfolio.  Each of the components of

Berkshire, including its holdings in American Express, Coke and

Gillette, among numerous others, has a direct effect on the value of the company we own.  While we have long known that Mr. Buffett had no peer in the investment field, it took us far too many years to do something about it and buy his stock on the theory that if you can't beat him, join him.  As they say, age is a heavy price to pay for insight, but we are pleased that we did get there eventually.



                                       Sincerely,



                                       /s/ Richard T. Cunniff

                                       /s/ William J. Ruane

                                       /s/ R.D. Goldfarb

                                       /s/ Carley Cunniff

                       SEQUOIA FUND, INC.

        ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
       With Income Dividends Reinvested and Capital Gains
                Distributions Accepted in Shares


         The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 1997. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                   Value of    Value of     Value of
                   Initial    Cumulative   Cumulative    Total
                   $10,000     Capital     Reinvested   Value of
PERIOD ENDED:    Investment  Distributions Dividends     Shares
------------     ----------  ------------- ----------   ---------

July 15, 1970      $ 10,000          $0            $0     $10,000
May 31, 1971         11,750           0           184      11,934
May 31, 1972         12,350         706           451      13,507
May 31, 1973          9,540       1,118           584      11,242
May 31, 1974          7,530       1,696           787      10,013
May 31, 1975          9,490       2,137         1,698      13,325
May 31, 1976         12,030       2,709         2,654      17,393
May 31, 1977         15,400       3,468         3,958      22,826
Dec. 31, 1977        18,420       4,617         5,020      28,057
Dec. 31, 1978        22,270       5,872         6,629      34,771
Dec. 31, 1979        24,300       6,481         8,180      38,961
Dec. 31, 1980        25,040       8,848        10,006      43,894
Dec. 31, 1981        27,170      13,140        13,019      53,329
Dec. 31, 1982        31,960      18,450        19,510      69,920
Dec. 31, 1983        37,110      24,919        26,986      89,015
Dec. 31, 1984        39,260      33,627        32,594     105,481
Dec. 31, 1985        44,010      49,611        41,354     134,975
Dec. 31, 1986        39,290      71,954        41,783     153,027
Dec. 31, 1987        38,430      76,911        49,020     164,361
Dec. 31, 1988        38,810      87,760        55,946     182,516
Dec. 31, 1989        46,860     112,979        73,614     233,453
Dec. 31, 1990        41,940     110,013        72,633     224,586
Dec. 31, 1991        53,310     160,835       100,281     314,426
Dec. 31, 1992        56,660     174,775       112,428     343,863
Dec. 31, 1993        54,840     213,397       112,682     380,919
Dec. 31, 1994        55,590     220,943       117,100     393,633
Dec. 31, 1995        78,130     311,266       167,129     556,525
Dec. 31, 1996        88,440     397,099       191,967     677,506
Dec. 31, 1997       125,630     570,917       273,653     970,200

         The total amount capital gains distributions accepted in shares was $212,780, the total amount of dividends reinvested was $81,635.

         No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

                       SEQUOIA FUND, INC.
                    Statement of Investments
                        December 31, 1997


COMMON STOCKS (96.10%)

                                                                    Value
  Shares                                              Cost          (Note 1)
  ------                                              ----          --------

           BANK HOLDING COMPANIES (17.35%)
4,141,575  Fifth Third Bancorp                  $   92,765,943  $  338,573,756
  337,500  Mercantile Bankshares
             Corporation                             3,475,625      13,204,688
  597,400  National Commerce Bancorp                 7,406,981      21,058,350
  320,000  Regions Financial Corporation             5,348,750      13,500,000
1,627,100  U. S. Bancorp                            61,756,418     182,133,506
  200,000  Wells Fargo & Company                    48,115,010      67,887,500
                                                --------------  --------------
                                                   218,868,727     636,357,800
                                                --------------  --------------
           CONSUMER PRODUCTS (.17%)
  339,200  Sturm, Ruger & Company, Inc.                361,700       6,254,000
                                                --------------  --------------
           FINANCIAL SERVICES (26.38%)
   21,034  Berkshire Hathaway Inc.
               Class A*                            165,788,581     967,564,000
                                                --------------  --------------
           INSURANCE (14.38%)
4,400,000  Progressive Corporation-Ohio+           150,092,362     527,450,000
                                                --------------  --------------
           MANUFACTURING - MOTORCYCLES (3.72%)
4,981,200  Harley Davidson, Inc.                    66,707,726     136,360,350
                                                --------------  --------------
           MOTION PICTURES & VIDEO PRODUCTION (4.22%)
1,560,924  The Walt Disney Company                  63,866,333     154,629,034
                                                --------------  --------------
           OFFICE SUPPLIES AND BUSINESS FORMS (3.38%)
3,191,600  Wallace Computer
                    Services, Inc. +                98,833,184     124,073,450
                                                --------------  --------------
           PERSONAL CREDIT (2.13%)
  613,400  Household International Inc.             23,103,672      78,246,837
                                                --------------  --------------
           PHARMACEUTICALS (4.96%)
2,760,000  Johnson & Johnson                        55,292,182     181,815,000
                                                --------------  --------------

           SERVICES (16.24%)
14,200,000 Freddie Mac                              58,732,552     595,512,500
                                                --------------  --------------
           Miscellaneous Securities
             (3.17%)                               123,457,621     116,347,350
                                                --------------  --------------

           TOTAL COMMON STOCKS                  $1,025,104,640  $3,524,610,321
                                                --------------  --------------




                       SEQUOIA FUND, INC.
                    Statement of Investments
                        December 31, 1997
                           (continued)

        Principal                                                    Value
        Amount                                        Cost           (Note 1)
        ---------                                     ----           -------

U.S. GOVERNMENT OBLIGATIONS(3.90%)
$ 22,600,000 U.S. Treasury Bills due
             1/2/98 through 2/26/98             $   22,512,697  $   22,512,697
  50,000,000 U.S. Treasury Notes,
             6% due 5/31/98                         49,975,385      50,101,563
  70,000,000 U.S. Treasury Notes,
             5-7/8% due 8/31/99                     70,131,467      70,262,500
                                                --------------  --------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS                142,619,549     142,876,760
                                                --------------  --------------
  TOTAL INVESTMENTS (100%)++                    $1,167,724,189  $3,667,487,081
                                                ==============  ==============

++ The cost for federal income tax purposes is identical.
*  Non-income producing.
+  Refer to Note 6.

                       SEQUOIA FUND, INC.
               Statement of Assets and Liabilities
                        December 31, 1997

ASSETS:

Investments in securities, at value
  (cost $1,167,724,189) (Note 1)                   $3,667,487,081

Cash on deposit with custodian                          5,267,597

Receivable for capital stock sold                         937,509

Dividends and interest receivable                       2,983,239

Other assets                                               45,179
                                                   --------------
     Total assets                                   3,676,720,605
                                                   ==============

LIABILITIES:

Payable for capital stock repurchased                     547,554

Payable for investment securities purchased               430,842

Accrued expenses                                        3,177,350
                                                   --------------
     Total liabilities                                  4,155,746
                                                    -------------

Net assets applicable to 29,232,634
shares of capital stock outstanding
(Note 4)                                           $3,672,564,859
                                                   ==============

Net asset value, offering price and
redemption price per share                                $125.63
                                                          =======


               See Notes to Financial Statements.

                       SEQUOIA FUND, INC.
                     Statement of Operations
                  Year Ended December 31, 1997


INVESTMENT INCOME:
    Income:
         Dividends:
              Unaffiliated companies               $   21,491,718
              Affiliated companies (Note 6)             2,824,460
         Interest                                       9,215,768
                                                   --------------
              Total income                             33,531,946
                                                   --------------

    Expenses:
         Investment advisory fee (Note 2)              31,015,090
         Legal and auditing fees                           74,539
         Stockholder servicing agent fees                 234,288
              Custodian fees                              100,000
         Directors fees and expenses (Note 5)             151,573
         Other                                            103,610
                                                   --------------
              Total expenses                           31,679,100
         Less expenses reimbursed by Investment
          Adviser (Note 2)                                514,000
                                                   --------------
              Net expenses                             31,165,100
                                                   --------------
                   Net investment income                2,366,846
                                                   --------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
    Realized gains on investments in:
         Unaffiliated companies                        26,323,106

    Net increase in unrealized appreciation on:
         Investments                                1,081,383,714
                                                   --------------
              Net realized and unrealized gains
                on investments                      1,107,706,820
                                                   --------------
Increase in net assets from operations             $1,110,073,666
                                                   ==============


               See Notes to Financial Statements.

                       SEQUOIA FUND, INC.

               Statements of Changes in Net Assets


                                       Year Ended December 31,
                                  -------------------------------
                                        1997             1996
                                  ---------------- --------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income         $    2,366,846  $   10,489,277
     Net realized gains                26,323,106     181,100,219
     Net increase in unrealized
       appreciation                 1,081,383,714     284,570,632
                                   --------------  --------------
     Net increase in net assets
       from operations              1,110,073,666     476,160,128

Distributions to shareholders from:
     Net investment income            ( 2,474,076)   (10,387,500)
     Net realized gains               (26,264,675)  (166,897,159)
   Capital share transactions
    (Note 4)                           10,231,447      96,600,320
                                   --------------  --------------
              Total increase        1,091,566,362     395,475,789

NET ASSETS:
   Beginning of year                2,580,998,497   2,185,522,708
                                   --------------  --------------
   End of year                     $3,672,564,859  $2,580,998,497
                                   ==============  ==============

NET ASSETS CONSIST OF:
   Capital (par value and paid in
    surplus)                       $1,172,455,159  $1,162,223,712
   Undistributed net investment
    income                                      0         107,230
   Undistributed net realized
    gains                                 346,808         288,377
   Unrealized appreciation          2,499,762,892   1,418,379,178
                                   --------------  --------------
              Total Net Assets     $3,672,564,859  $2,580,998,497
                                   ==============  ==============


               See Notes to Financial Statements.

                       SEQUOIA FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

         Sequoia Fund Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. Valuation of investments: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. Accounting for investments: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. General: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED
PERSONS:

         The Fund retains Ruane, Cunniff & Co., Inc., as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment
Adviser) provides the Fund with investment advice, administrative services and facilities.

         Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 1997 and the Investment Adviser reimbursed the Fund $514,000.

         For the year ended December 31, 1997, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $31,015,090 and brokerage commissions of $180,425 to Ruane, Cunniff & Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the year ended
December 31, 1997.


NOTE 3--PORTFOLIO TRANSACTIONS:

         The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 1997 were $178,518,006 and $120,896,361, respectively.

         At December 31, 1997 the aggregate gross unrealized appreciation and depreciation of securities were $2,507,552,149 and $7,789,257, respectively.

NOTE 4--CAPITAL STOCK:

         At December 31, 1997 there were 40,000,000 shares of
$.10 par value capital stock authorized. Transactions in capital stock were as follows:

                                    1997                      1996
                           ----------------------   ----------------------
                           Shares      Amount        Shares      Amount
                           ------      ------        ------      ------

Shares sold              1,872,099  $ 199,979,993   1,605,188 $ 136,443,268

Shares issued to
stockholders on
reinvestment of:
  Net investment income     21,191      2,331,456      88,467     7,512,710
  Net realized gain on
    investments            188,981     23,446,469   1,739,720   149,633,365
                         ---------  -------------  ---------- -------------

                         2,082,271    225,757,918   3,433,375   293,589,343

Shares repurchased       2,034,693    215,526,471   2,220,186   196,989,023
                         ---------  -------------  ---------- -------------

Net Increase                47,578  $  10,231,447   1,213,189 $  96,600,320
                         =========  =============  ========== =============


NOTE 5--DIRECTORS FEES AND EXPENSES:

         Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 1997 was $151,573.

NOTE 6--AFFILIATED COMPANIES:

         Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies."
The total value and cost of investments in affiliates at December 31, 1997 aggregated $651,523,450 and $248,925,546, respectively. The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 1997 is provided below:

                         Purchases            Sales
                    --------------------   ------------  Realized  Dividend
    Affiliate         Shares      Cost     Shares  Cost  Gain      Income
-------------------   ------      ----     ------  ----  --------  --------

Progressive Corp. -
  Ohio                  --         --        --     --     --      $1,056,000
Wallace Computer
  Services, Inc.    1,599,600  $50,093,687          --     --       1,768,460
                                                                   ----------
                                                                   $2,824,460
                                                                   ==========

NOTE 7--SELECTED FINANCIAL INFORMATION:

                                          Year Ended December 31,
                             -----------------------------------------------

                             1997        1996      1995       1994      1993
                             ----        ----      ----       ----      ----

Per Share Operating Performance
(for a share outstanding
throughout the year)

Net asset value, beginning
of year                    $   88.44  $   78.13  $  55.59  $  54.84  $  56.66
                           ---------  ---------- --------- --------- --------

Income from investment
operations:
  Net investment income         0.08       0.38      0.31      0.42      0.64

  Net realized and
  unrealized gains on
  investments                  38.10      16.41     22.62      1.41      5.39
                           ---------- ---------- --------- --------- --------

     Total from investment
     operations                38.18      16.79     22.93      1.83      6.03
                           ---------- ---------- --------- --------- --------

Less distributions:
  Dividends from net
  investment income            (0.08)     (0.38)    (0.31)    (0.42)    (0.65)

  Distributions from net
  realized gains               (0.91)     (6.10)    (0.08)    (0.66)    (7.20)
                           ---------- ---------- --------- --------- --------
Total distributions            (0.99)     (6.48)    (0.39)    (1.08)    (7.85)
                           ---------- ---------- --------- --------- --------
Net asset value, end of
  year                     $  125.63  $   88.44  $   78.13 $   55.59 $  54.84
                           ========== ========== ========= ========= ========

Total Return                   43.2%      21.7%      41.4%      3.3%    10.8%

Average commission rate
   paid +                  $     .053 $     .055     --         --       --

Ratios/Supplemental data
Net assets, end of year
  (in millions)            $3,672.6   $2,581.0   $2,185.5  $1,548.3  $1,512.1
Ratio to average net assets:

    Expenses                    1.0%       1.0%       1.0%      1.0%      1.0%
    Net investment income       0.1%       0.4%       0.5%      0.8%      1.1%
Portfolio turnover rate           8%        23%        15%       32%       24%


+ Required by regulations issued in 1995

                  INDEPENDENT AUDITOR'S REPORT


The Board of Directors and Shareholders
Sequoia Fund, Inc.

         We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Sequoia Fund, Inc. as of December 31, 1997, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and the selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the selected financial information based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and the selected financial information referred to above present fairly, in all material respects, the financial position of the Sequoia Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.


                                  /s/ McGladrey & Pullen, LLP


New York, New York
January 15, 1998







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

SEQUOIA FUND, INC.
767 Fifth Avenue, Suite 4701
New York, New York 10153-4798

DIRECTORS
    William J. Ruane
    Richard T. Cunniff
    Robert D. Goldfarb
    John M. Harding
    Francis P. Matthews
    C. William Neuhauser
    Robert L. Swiggett

OFFICERS
         William J. Ruane         - Chairman of the Board
         Richard T. Cunniff       - President
         Robert D. Goldfarb       - Vice President
         Carol L. Cunniff         - Vice President
         Joseph Quinones, Jr.     - Vice President, Secretary &
                                       Treasurer

INVESTMENT ADVISER & DISTRIBUTOR
    Ruane, Cunniff & Co., Inc.
    767 Fifth Avenue, Suite 4701
    New York, New York  10153-4798

CUSTODIAN
    The Bank of New York
    90 Washington Street
    New York, New York  10286

REGISTRAR AND SHAREHOLDER
SERVICING AGENT
    DST Systems, Inc.
    P.O. Box 419477
    Kansas City, Missouri  64141

LEGAL COUNSEL
    Seward & Kissel
    One Battery Park Plaza
    New York, New York  10004

This report has been prepared for the information of shareholders of Sequoia Fund.









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